Exhibit 10.210

AMENDMENT NO. 2 TO AMENDED AND RESTATED UNSECURED DELAYED DRAW PROMISSORY NOTE

(Original Principal Amount $4,769,996)

This Amendment No. 2 to Amended and Restated Unsecured Delayed Draw Promissory Note (the "Amendment") is made as of June 30, 2019 (the “Effective Date”), by and between TWINLAB CONSOLIDATED HOLDINGS, INC., a Nevada corporation ("Maker"), and LITTLE HARBOR LLC, a Nevada limited liability company ("Holder").

WHEREAS, the Maker is indebted to the Holder under a certain Amended and Restated Unsecured Delayed Draw Promissory Note in the principal amount of Four Million Seven Hundred Sixty-Nine Thousand Nine Hundred Ninety-Six Dollars ($4,769,996), dated August 30, 2017 (the "Note"); and

WHEREAS, the Borrower and the Holder have agreed to amend the Note in accordance with this Amendment.

NOW, THEREFORE, the parties hereto agree as follows:

1.     In the introduction paragraph, the phrase "June 30, 2019" is hereby restated in its entirety to read as "October 21, 2021" such that the Maturity Date shall be October 21, 2021.

2.     Except as expressly amended hereby, all terms and conditions of the Note shall remain in full force and effect.

3.     Upon the effectiveness of this Amendment, each reference in the Note to "the Note," "this Note," "hereunder," "hereof," "herein," or words of similar import shall mean and be a reference to the Note, as amended by this Amendment.

4.     This Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings, and agreements between such parties with respect to the subject matter hereof. To the extent of any conflict between the terms and conditions of this Amendment and the Note, the terms and conditions of this Amendment shall govern.

5.     This Amendment may be executed in one or more counterparts, including by means of facsimile and/or portable document format, each of which shall be an original and all of which shall together constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

Amendment No. 2 to Amended and Restated

Unsecured Delayed Draw Promissory Note ($4,769,996 - Little Harbor)

IN WITNESS WHEREOF, Maker and Holder have executed this Amendment as of the date first above written.

TWINLAB CONSOLIDATED HOLDINGS, INC.

By:	/s/Anthony Zolezzi
Anthony Zolezzi
Chief Executive Officer

LITTLE HARBOR, LLC

By:	/s/David Van Andel
David Van Andel
President

Amendment No. 2 to Amended and Restated

Unsecured Delayed Draw Promissory Note ($4,769,996 - Little Harbor)